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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:   June 2, 1999
---------------------------------
(Date of earliest event reported)

                  PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                      333-64551                13-3748219

(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                 1285 Avenue of the Americas, New York, NY 10019
                 -----------------------------------------------
                    (Address of principal executive offices)

         Registrant's telephone number, including area code: (212) 713-7900

ITEM 5. OTHER EVENTS

         Attached as Exhibit 99 to this Current Report are certain computational materials (the "Computational Materials") furnished to PaineWebber Mortgage Acceptance Corporation V (the "Registrant") by PaineWebber Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the "Underwriters") in connection with the Registrant's proposed offering of its Commercial Mortgage Pass-Through Certificates, Series 1999-C1 Class A-1, Class A-2, Class B, Class C, Class D and Class X (the "Certificates"). The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus") which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offering of the Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-64551) (the "Registration Statement"). These Computational Materials will be incorporated by reference in the Registration Statement.

         The Computational Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation thereof.

         Any statement or information contained in the Computational Materials may be modified or superseded by subsequent similar materials or, for purposes of the Prospectus and the Registration Statement, by statements or information contained in the Prospectus.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Exhibits
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    Exhibit 99        Computational Materials.







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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned duly authorized officer.

                                  PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION V



                                  By: /s/ Steven J. Plust
                                     ------------------------------------------
                                     Name:    Steven J. Plust
                                     Title:   Managing Director

Date: June 2, 1999




                                        3
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                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

Exhibit No.                      Description                         Page
-----------                      -----------                         ----
99                          Computational Materials